Exhibit 99.1

revolutionizing the way people

see, hear and communicate

company overview

11/22/2010

Forward-looking Statements

This presentation includes forward-looking statements within the meaning of the United States Private Securities Litigation Reform Act of 1995. These statements relate to our expected future financial and operating performance, growth in the markets in which our products are sold, our market share for our products, and our significant customers. We may use words such as “expects,” “anticipates,” “intends,” “plans,” “believes,” “could,” “seeks,” “estimates,” and variations of such words and similar expressions in identifying forward-looking statements. In addition, any statements which refer to expectations, projections, our stock value multiple, the value of Golden-i products, or other characterizations of future events or circumstances are forward-looking statements. These statements are not guarantees of future performance and involve certain risks, uncertainties and assumptions which are difficult to predict. Actual outcomes and results may differ materially from what is expressed or forecasted in such forward-looking statements, whether as a result of new information, future events or otherwise. We refer you to the documents the Company files from time to time with Securities and Exchange Commission, and specifically the “Risk Factors” section of the Company’s Form 10-K for the period ended December 26, 2009 and Form 10-Q for the nine months ended September 25, 2010. We do not undertake to update or revise any forward-looking statements, whether as a result of new information, future events or otherwise.

KOPIN

see, hear and communicate

The Kopin Mission

Our mission is to revolutionize the way people see, hear, and communicate.

KOPIN

see, hear and communicate

Kopin Highlights

• Innovations

– Original nanotechnology from MIT Lincoln Laboratory

– Strong IPs – 200+ patents and increasing rapidly

• Global leader in key product categories

– Advanced Nanotransistor products for Smartphones

– Revolutionary Systems for Defense, Industrial and Consumer Applications

• Drivers of Growth

– IIII-V : A Compounding Story -More Smart Phone Sales, More Chips per Phone, More Advanced Chips with Higher ASPs

– Imaging Systems : New Products Aimed at Billion $ Markets

– Evolving Licensing Model

• Strong financial position

– YTD Q3 2010 III-V revenue increase 50% over 2009

– Cash and S/T investments = $110M (2010 YTD EBITDA $6.1 million)

– No debt

KOPIN

see, hear and communicate

III-V Product Group

The World is Changing

What won’t be Wireless?

KOPIN

see, hear and communicate

Wireless is Fueled by GaAs

“GaAs has firmly established itself as the technology of choice for RF front-end in applications such as cellular handsets and WLAN.”

Glen Riley, VP Commercial Foundry, TriQuint Semiconductor

Longer Battery Life Smaller Footprint High Data Rate

Superior Signal Strength

KOPIN

see, hear and communicate

Where We Fit

Substratss

axt

Freiberger

SUMITOMO ELECTRIC

HitachiCable

Empowering Energy & Communication

KOPIN

Amplifiers / Modules

SKYWORKS

RFMD

TriQuint

SEMICONDUCTOR

Mobile Devices

NOKIA

SAMSUNG

hTC

KOPIN

see, hear and communicate

Industry’s No. 1 Market Share Leader and Growing

Others

2010 Kopin Market Share 45%

(a) As a percent of III-V revenues

KOPIN

see, hear and communicate

GaAs HBT Content Increasing Rapidly

RF Power Amplifier Unit Forecast for Cellular Handset and Data Modem Market

(in Billions)

0 1 2 3 4 5

23% CAGR

9% CAGR

2009 2010 2011 2012 2013

Growing Greater Than 2x Mobile Device Market = Solid Growth Story

4-6 PAs

3-5 PAs

2 PAs

1 PA

Note: Includes assumptions for Multi-Mode/Multi-Band and Converged Devices

Source: Needham & Co., LLC, RF Micro Devices and IDC (June 2010)

KOPIN

10 see, hear and communicate

Market Trends and Kopin Strategy = Strong Revenue & Profit Growth

(in Millions)

Kopin III-V Revenue Forecast

$120 $90 $60 $30 $0

20-25% CAGR

2009 2010 2011 2012 2013

Net Effect: Revenue Grows

20 -25% CAGR

KOPIN

see, hear and communicate

III-V Comparable Valuation

Company Ticker Price MC EV BV/ Share Rev 2011E EBITDA 2011E MC/Rev EV/ EBITDA Price/BV

Semiconductor - Wireless and III-V

Anadigics ANAD $ 5.97 389.4 302.0 $ 2.95 249.7 41.8 1.6 7.2 2.0

Avago AVGO $ 25.24 6,022.8 5,891.8 $ 5.58 2,268.7 676.6 2.7 8.7 4.5

AXT, Inc. AXTI $ 8.00 248.0 207.0 $ 3.43 123.6 32.0 2.0 6.5 2.3

Cree Inc. CREE $ 57.68 6,256.0 5,156.0 $ 19.47 1,449.5 508.9 4.3 10.1 3.0

RF Micro Devices RFMD $ 7.17 1,943.2 1,914.2 $ 2.18 1,168.9 282.5 1.7 6.8 3.3

Skyworks SWKS $ 23.89 4,192.5 3,807.5 $ 7.42 1,469.1 438.5 2.9 8.7 3.2

Triquint TQNT $ 10.73 1,665.3 1,478.1 $ 4.85 1,020.4 235.1 1.6 6.3 2.2

Averages 2.4 7.8 2.9

KOPIN CORP. KOPN $ 3.88 258.4 147.9 $ 2.49 143.3 26.7 1.8 5.5 1.6

All numbers in millions except share price and book price share.

Financial results as last reported quarter balance sheet or trailing twelve months. Revenue and EBITDA 2011 estimates from First Call Share prices as of market close 11/18/2010

KOPIN

see, hear and communicate

Golden-i: Hands-Free Wireless HD

Data On the Go

Next Generation Device Requirements

• High Definition Microdisplay

• Optical module to Magnify the Image

• Electronics – Processors, Driver electronics, Radio, etc.

• Software – Operating System, Voice Recognition, etc.

• Application Software

• Proper Ergonomics

Golden-i: Next-Gen Wireless Device

KOPIN

see, hear and communicate

Step-by-Step Product Evolution

5 Information / Entertainment System

Golden-i2 – Binocular, Consumer

4 Information System

Golden-i – Monocular, Industrial

3 Optical Subsystem

Gunsight, Eyewear

2 Optical Module

Electronic Viewfinder

1 Component

Microdisplay

KOPIN

see, hear and communicate

Step 1 Started in 1992

• Microdisplays

– Same LCD Technology as Flat Panel TVs and Monitor Screens

– Kopin’s Proprietary Nano Technology shrinks the screen to 1/1000 size

– HD Color Screen less than 0.5” diagonal achieved

Resolution, Density, and Cost Now Ideal for All Targeted Markets

KOPIN

16 see, hear and communicate

Step 2 Started in 1997

• Consumer Optical Modules – Camcorders and Cameras

– Total revenue > $300M, over 30M units sold

– Sold to the Tier One Customers – Nikon, Panasonic, Samsung, Olympus, Sanyo, etc.

We Built Excellent Low-Cost Optical Modules in Large Volume

KOPIN

17 see, hear and communicate

Step 3 Optical Subsystems/TWS

• Gunsight Optical Engines

– Over 100,000 units sold

– Over $100M revenue

– Raytheon, DRS, BAE

• Displays and Modules for Eyewear

– Over $20M revenue

– Nikon, Zeiss, Vuzix, MyVu, etc

We Built Rugged, Particle-Free Optical Subsystems

KOPIN

18 see, hear and communicate

Step 4 Game-Changer

GOLDEN.I

• Hands-Free Headset with 15” SVGA color image

– Intelligent Terminal for Cloud Computing

– Processor and Operating System Software

– Voice and Motion Control

– Wireless-WiFi and BlueTooth

• Industrial Market Focus

• Great IP Protection – Hardware and Software

Industrial Market for Golden-i is Projected to be in Billions of Dollars

KOPIN

19 see, hear and communicate

Step 5 Entertainment - Golden-i2

• Hands-Free Consumer Headset

– Binocular

– 3D HD

– Wireless

– Software

• Reference Design Coming in Spring 2011

• Entertainment and Consumer

Same Business Model as Golden-i

KOPIN

20 see, hear and communicate

Interface Solutions Comparable Valuation

Company Ticker Price MC EV BV/ Share Rev 2011E EBITDA 2011E MC/Rev* EBITDA BV* EV/ Price/

Human Interface Solutions

ARM Holdings ARMH $ 17.91 7,887.0 7,484.3 $ 3.12 667.4 263.1 11.8 28.5 5.7

eMagin EMAN $ 5.62 111.5 104.0 $ 0.65 24.6 5.2 4.5 20.2 8.6

Immersion Corp. IMMR $ 5.67 159.5 95.6 $ 1.95 33.4 6.1 4.8 15.8 2.9

Microvision MVIS $ 1.49 133.2 112.4 $ 0.28 25.4 NM 5.2 NM 5.3

Qualcom QCOM $ 47.72 77,306.4 68,336.4 $ 12.94 13,803.2 6,364.4 5.6 10.7 3.7

Real ID RLD $ 27.98 1,357.3 1,306.3 $ 2.50 330.5 81.2 4.1 16.1 11.2

Universal Display PANL $ 23.90 915.8 850.8 $ 1.33 39.2 NA 23.4 NM 18.0

Averages 6.4 18.2 6.9

KOPIN CORP. KOPN $ 3.88 258.4 139.3 $ 2.47 118.6 17.4 2.2 8.0 1.6

All numbers in millions except share price and book price share.

Financial results as last reported quarter balance sheet or trailing twelve months. Revenue and EBITDA 2011 estimates from First Call

Share prices as of market close 11/18/2010

*Excludes highest and lowest values.

KOPIN

see, hear and communicate

Financial Overview

Income Statement Summary

($ in millions except per share data)

Q3 2010

Q3 2009

YTD Q3 2010

YTD Q3

2009

Total revenues

$31.6

$32.0

$87.2

$81.7

Cost of product revenues

21.1

20.7

60.5

55.0

Gross Margin

32.3%

32.5%

28.1%

29.3%

R&D

4.8

3.6

13.9

10.5

SG&A

3.9

3.5

11.79

10.5

Income from operations

1.8

4.3

1.1

1.8

Net income

1.4

8.5

4.3

14.1

Income per share

$0.02

$0.13

$0.06

$0.21

Weighted average shares o/s

66.8

67.0

67.1

67.6

see, hear and communicate

KOPIN

% of Total Revenues by Category

YTD 2010 ($87.2 Million)

III-V 54.3%

Military 30.4%

R&D Commercial 3.1% 12.2%

FY 2009 ($81.7 Million)

Military

46.8% III-V 38.6%

R&D Commercial 4.4% 10.3%

see, hear and communicate

KOPIN

Balance Sheet Highlights

($ in millions) September 25,2010

Cash and marketable securities $110.5

A/R and inventory 39.5

Other current assets 2.9

PP&E 25.6

Other assets 7.5

Total assets $186.0

Current liabilities $ 19.3

Other current assets 0.9

Equity 161.5

Noncontrolling interest 4.3

Total liabilities and equity $186.0

see, hear and communicate

KOPIN

Target Operating Model

Revenue 100%

Gross Margin 35-45%

R&D 15-20%

SG&A 12-14%

Operating Income 8-12%

see, hear and communicate

KOPIN

Overall Valuation Perspective

• Kopin deserves higher multiple with higher Growth Rates than wireless chip manufacturers Growth Rates and ability move into bigger markets

– Semi comps are older, slower growth companies with lower multiples

• Kopin’s Voice Imaging systems business has solid financial results and opportunity to move into bigger markets hence deserves a higher multiple

– Display comps are either limited market opportunities (military) or “pie-in-the-sky” scenarios (LED TVs)

see, hear and communicate

KOPIN

Sum of the Parts Analysis

Sum of the Parts Analysis November 18, 2010

Share price of Semiconductor segment:

54% revenue contribution times average MC/Rev multiple of comps of 2.2x (see slide #15) $2.10

Share price of Interface Solutions segment:

43% revenue contribution times average MC/Rev multiple of comps of 6.2x (see slide #28) $4.63

Cash per share $1.64

Implied Valuation for KOPN $8.37

Golden-i upside $???

Kopin stock price undervalued, even without Golden-i ™ “Warrant”

see, hear and communicate

KOPIN

see, hear and communicate

KOPIN